Benefit Plans	12 Months Ended
Dec. 31, 2019
Benefit Plans

Defined Contribution Plans
DP&L sponsors two defined contribution plans. One is for non-union employees (the management plan) and one is for collective bargaining employees (the union plan). Both plans are qualified under Section 401 of the Internal Revenue Code.

Certain non-union and union employees become eligible to participate in their respective plan upon date of hire.

Participants may elect to contribute up to 85% of eligible compensation to their plan. Non-union participant contributions are matched 100% on the first 1% of eligible compensation and 50% on the next 5% of eligible compensation and they are fully vested in their employer contributions after 2 years of service. Union participant contributions are matched 150% but are capped at $2,500 for 2019 and they are fully vested in their employer contributions after 3 years of service. All participants are fully vested in their own contributions.

We contributed $3.1 million, $3.7 million and $3.1 million for the years ended December 31, 2019, 2018 and 2017, respectively. DP&L matching contributions are paid quarterly, in arrears. Therefore, the contributions by year include the fourth quarter matching contribution that is paid in the following year. DP&L also contributes an annual bonus to the accounts of its union participants. This payment is typically made in January of the following year.

Defined Benefit Plans
DP&L sponsors a traditional defined benefit pension plan for most of the employees of DPL and its subsidiaries. For collective bargaining employees, the defined benefits are based on a specific dollar amount per year of service. For all other employees (management employees), the traditional defined benefit pension plan is based primarily on compensation and years of service. As of December 31, 2010, this traditional pension plan formula was closed to new management employees. A participant is 100% vested in all amounts credited to his or her account upon the completion of five vesting years, as defined in The Dayton Power and Light Company Retirement Income Plan, or the participant’s death or disability. If a participant’s employment is terminated, other than by death or disability, prior to such participant becoming 100% vested in his or her account, the account shall be forfeited as of the date of termination. Employees that transferred from DP&L to the Service Company maintain their previous eligibility to participate in the DP&L pension plan. In addition, employees that transferred from DP&L to AES Ohio Generation due to Generation Separation maintain their previous eligibility to participate in the DP&L pension plan.

Almost all management employees beginning employment on or after January 1, 2011 participate in a cash balance pension plan formula. Similar to the traditional pension plan for management employees, the cash balance benefits are based on compensation and years of service. A participant shall become 100% vested in all amounts credited to his or her account upon the completion of three vesting years, as defined in The Dayton Power and Light Company Retirement Income Plan, or the participant’s death or disability. If a participant’s employment is terminated, other than by death or disability, prior to such participant becoming 100% vested in his or her account, the account shall be forfeited as of the date of termination. Vested benefits in the cash balance plan are fully portable upon termination of employment.

In addition, we have a Supplemental Executive Retirement Plan (SERP) for certain retired key executives. The SERP has an immaterial unfunded liability related to agreements for retirement benefits of certain terminated and retired key executives.

We recognize an asset for a plan’s overfunded status and a liability for a plan’s underfunded status and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. For the transmission and distribution areas of our electric business, these amounts are recorded as regulatory assets and liabilities which represent the regulated portion that would otherwise be charged or credited to AOCI. We have historically recorded these costs on the accrual basis, and this is how these costs have been historically recovered through customer rates. This factor, combined with the historical precedents from the PUCO and FERC, make these costs probable of future rate recovery.

Postretirement Benefits
Qualified employees who retired prior to 1987 and their dependents are eligible for health care and life insurance benefits until their death, while qualified employees who retired after 1987 are eligible for life insurance benefits and partially subsidized health care. The partially subsidized health care is at the election of the employee, who pays most of the cost, and is available only from their retirement until they are covered by Medicare. We have funded a portion of the union-eligible benefits using a Voluntary Employee Beneficiary Association Trust. These postretirement health care benefits and the related unfunded obligation of $9.6 million and $9.2 million at December 31, 2019 and 2018, respectively, were not material to the financial statements in the periods covered by this report.

The following tables set forth the changes in our pension plan's obligations and assets recorded on the Balance Sheets at December 31, 2019 and 2018. The amounts presented in the following tables for pension obligations include the collective bargaining plan formula, traditional management plan formula and cash balance plan formula and the SERP in the aggregate and have not been adjusted for $1.4 million, $1.8 million and $1.1 million of costs billed to the Service Company for the years ended December 31, 2019, 2018 and 2017, respectively, or $1.5 million, $3.3 million and $0.7 million of costs billed to AES Ohio Generation for the years ended December 31, 2019, 2018 and 2017, respectively.

$ in millions	Years ended December 31,
Change in benefit obligation	2019	2018
Benefit obligation at January 1	$386.5	$436.9
Service cost	3.7	6.1
Interest cost	14.9	13.8
Plan amendments	—	5.1
Actuarial (gain) / loss	42.1	(34.6)
Benefits paid	(25.7)	(40.8)
Benefit obligation at December 31	421.5	386.5

Change in plan assets
Fair value of plan assets at January 1	312.9	357.5
Actual return on plan assets	57.0	(11.7)
Employer contributions	7.8	7.9
Benefits paid	(25.7)	(40.8)
Fair value of plan assets at December 31	352.0	312.9

Unfunded status of plan	$(69.5)	$(73.6)

	December 31,
Amounts recognized in the Balance sheets	2019	2018
Current liabilities	$(0.2)	$(0.4)
Non-current liabilities	(69.3)	(73.2)
Net liability at end of year	$(69.5)	$(73.6)

Amounts recognized in Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities, pre-tax
Components:
Prior service cost	$8.6	$10.4
Net actuarial loss	135.5	137.2
Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities, pre-tax	$144.1	$147.6
Recorded as:
Regulatory asset	$83.7	$87.3
Accumulated other comprehensive income	60.4	60.3
Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities, pre-tax	$144.1	$147.6

The accumulated benefit obligation for our defined benefit pension plans was $414.1 million and $378.7 million at December 31, 2019 and 2018, respectively.

The net periodic benefit cost of the pension plans was:

	Years ended December 31,
$ in millions	2019	2018	2017
Service cost	$3.7	$6.1	$5.7
Interest cost	14.9	13.8	14.2
Expected return on assets	(20.1)	(21.2)	(22.8)
Plan curtailment (a)	—	—	5.6
Amortization of unrecognized:
Actuarial loss	7.0	9.4	8.7
Prior service cost	1.8	1.4	1.5
Net periodic benefit cost	$7.3	$9.5	$12.9

Rates relevant to each year's expense calculations
Discount rate	4.35%	3.66%	4.28%
Expected return on plan assets	6.25%	6.25%	6.50%

(a)	As a result of the decision to retire certain coal-fired plants, we recognized a plan curtailment of $5.6 million in 2017.

Other Changes in Plan Assets and Benefit Obligation Recognized in Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities

	Years ended December 31,
$ in millions	2019	2018	2017
Net actuarial loss	$5.3	$3.4	$9.1
Plan curtailment (a)	—	—	(5.6)
Reversal of amortization item:
Net actuarial loss	(7.0)	(9.4)	(8.7)
Prior service cost	(1.8)	(1.4)	(1.5)
Total recognized in Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities	$(3.5)	$(7.4)	$(6.7)

Total recognized in net periodic benefit cost and Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities	$3.8	$2.1	$6.2

(a)	As a result of the decision to retire certain coal-fired plants, we recognized a plan curtailment of $5.6 million in 2017.

Significant Gains and Losses Related to Changes in the Benefit Obligation
The actuarial loss of $42.1 million increased the benefit obligation for the year ended December 31, 2019 and an actuarial gain of $34.6 million decreased the benefit obligation for the year ended December 31, 2018. The actuarial loss in 2019 was primarily due to a decrease in the discount rate, while the actuarial gain in 2018 was primarily due to an increase in the discount rate.

Assumptions
Our expected return on plan asset assumptions, used to determine benefit obligations, are based on historical long-term rates of return on investments, which use the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors, such as inflation and interest rates, as well as asset diversification and portfolio rebalancing, are evaluated when long-term capital market assumptions are determined. Peer data and historical returns are reviewed to verify reasonableness and appropriateness.

At December 31, 2019, we are decreasing our long-term rate of return assumption to 5.60% for pension plan assets. The rate of return represents our long-term assumptions based on our long-term portfolio mix. Also, at December 31, 2019, we have decreased our assumed discount rate to 3.33% from 4.35% for pension expense to reflect current duration-based yield curve discount rates. A one percent increase in the rate of return assumption for pension would result in a decrease in 2020 pension expense of approximately $3.3 million. A one percent decrease in the rate of return assumption for pension would result in an increase in 2020 pension expense of approximately $3.3 million. A 25-basis point increase in the discount rate for pension would result in a decrease of approximately $0.4 million to 2020 pension expense. A 25-basis point decrease in the discount rate for pension would result in an increase of approximately $0.4 million to 2020 pension expense.

In determining the discount rate to use for valuing liabilities, we used a market yield curve on high-quality fixed income investments as of December 31, 2019. We project the expected benefit payments under the plan based on participant data and based on certain assumptions concerning mortality, retirement rates, termination rates, etc. The expected benefit payments for each year are then discounted back to the measurement date using the appropriate spot rate for each half-year from the yield curve, thereby obtaining a present value of all expected future benefit payments using the yield curve. Finally, an equivalent single discount rate is determined which produces a present value equal to the present value determined using the full yield curve.

Consistent with the requirements of FASC 715, we apply a disaggregated discount rate approach for determining service cost and interest cost for our defined benefit pension plans and postretirement plans.

In future periods, differences in the actual return on pension plan assets and assumed return, or changes in the discount rate, will affect the timing of contributions, if any, to the plans.

The weighted average assumptions used to determine benefit obligations at December 31, 2019, 2018 and 2017 were:

Benefit Obligation Assumptions	Pension
	2019	2018	2017
Discount rate for obligations	3.33%	4.35%	3.66%
Rate of compensation increases	3.94%	3.94%	3.94%

Pension Plan Assets
Plan assets are invested in multiple asset classes using a de-risking framework designed to manage the Plan's funded status volatility and minimize future cash contributions. Investment strategies and asset allocations are intended to allocate additional assets to the fixed income asset class should the Plan's funded status improve and is therefore broadly described as the Dynamic De-risking Strategy. Investment performance and asset allocation are measured and monitored on an ongoing basis.

Plan assets are managed in a balanced portfolio comprised of two major components: return seeking assets and liability hedging assets. The expected role of plan return seeking assets is to provide additional return with associated higher levels of risk, while the role of liability hedging assets is to correlate the interest rate of the fixed income investments with that of the Plan's liabilities.

Strategic asset allocation guidelines are determined by a Risk/Advisory Committee and approved by a Fiduciary Committee. These allocations consider the plan’s long-term objectives. The long-term target allocations for plan assets are 40% – 50% for return seeking assets and 50% – 60% for liability hedging assets. return seeking assets include U.S. and international equity, while liability hedging assets include long-duration and high-yield bond funds and emerging market debt funds.

The investment approach is to move the Plan to a more de-risked position, if and when the overall funded status of the Plan improves, by periodically rebalancing the allocation of the Plan's investments in growth assets and liability hedging assets in accordance with the committee's glide path. This strategy requires the daily monitoring of the Plan's ratio of assets to liabilities in order to determine whether approved trigger points have been met, requiring the rebalancing of the assets.

All plan assets at December 31, 2019 are common collective trusts. With the exception of the cash and cash equivalents, the collective trusts are valued using the net asset value method and are categorized as Level 2 in the fair value hierarchy.

The following table summarizes our target pension plan allocation for 2019:

	Long-Term Mid-Point Target Allocation	Percentage of plan assets as of December 31,
Asset category (a)		2019	2018
Equity Securities	41%	40%	33%
Debt Securities	59%	58%	58%
Cash and Cash Equivalents	—%	1%	1%
Real Estate	—%	1%	8%

The fair values of our pension plan assets at December 31, 2019 by asset category are as follows:

$ in millions	Market Value at December 31, 2019	Quoted prices in active markets for identical assets	Significant observable inputs	Significant unobservable inputs
Asset category (f)		(Level 1)	(Level 2)	(Level 3)
Mutual fund - equities (a)	$142.9	$—	$142.9	$—
Mutual fund - debt (b)	115.6	—	115.6	—
Government debt securities (c)	89.1	—	89.1	—
Cash and cash equivalents (d)	1.9	1.9	—	—
Other investments:
Core property collective fund (e)	2.5	—	2.5	—
Total pension plan assets	$352.0	$1.9	$350.1	$—

(a)
This category includes investments in equity securities of U.S. companies of any market capitalization and other investments (i.e.: futures, swaps, currency forwards) of foreign, emerging markets and seeks to provide long-term total return, which includes capital appreciation and income. The funds are valued using the net asset value method.

(b)
This category includes investments in high quality issues within the U.S. corporate bond markets and global high yield bonds and emerging markets debt denominated in local currency. The funds seek to provide current income and long-term capital preservation along with access to higher yielding, relatively liquid fixed income securities. The funds are valued using the net asset value method.

(c)
This category is comprised of investments U.S. treasury strips, U.S. government agency obligations, and U.S. treasury obligations. The funds seek investment returns over the long term and are valued using the net asset value method.

(d)
This category represents an investment that seeks to maximize current income on cash reserves to the extent consistent with principal preservation and maintenance of liquidity from a portfolio of obligations of the U.S. Government, its agencies or instrumentalities, and related money market instruments. Principal preservation is a primary objective. The fund is valued at cost.

(e)
This category represents a property fund that invests in commercial real estate. The fair value of the fund is valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(f)
In 2019, the DP&L plan moved all investments into collective trusts; therefore, the 2019 balances under all asset categories shown above represent investments through collective trusts. The plan has chosen collective trusts for which the underlying investments are mutual funds, common stock. debt securities, or real estate in alignment with the target asset allocation.

Most of our plan assets at December 31, 2018 are measured using quoted, observable prices which are considered Level One inputs in the Fair Value Hierarchy. The Core Property Collective Fund is measured using Level Two inputs that are quoted prices for identical assets in markets that are less active.

The fair values of our pension plan assets at December 31, 2018 by asset category are as follows:

$ in millions	Market Value at December 31, 2018	Quoted prices in active markets for identical assets	Significant observable inputs	Significant unobservable inputs
Asset category (f)		(Level 1)	(Level 2)	(Level 3)
Mutual funds:
U.S. equities (a)	$79.3	$79.3	$—	$—
International equities (a)	25.9	25.9	—	—
Fixed income (b)	143.7	143.7	—	—
Fixed income securities:
U.S. Treasury securities	37.5	37.5	—	—
Cash and cash equivalents:
Money market funds (c)	2.4	2.4	—	—
Other investments:
Core property collective fund (d)	24.1	—	24.1	—
Total pension plan assets	$312.9	$288.8	$24.1	$—

(a)
This category includes investments in equity securities of large, small and medium sized U.S. companies and equity securities of foreign companies including those in developing countries. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(b)
This category includes investments in investment-grade fixed-income instruments, U.S. dollar-denominated debt securities of emerging market issuers and high yield fixed-income securities that are rated below investment grade. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(c)
This category is comprised of investments in U.S. treasury obligations that seek to preserve principal and maintain liquidity while providing current income. The funds are valued at the assets’ amortized cost to maintain a stable per share net asset value.

(d)
This category represents a property fund that invests in commercial real estate. The fair value of the fund is valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

Pension Funding
We generally fund pension plan benefits as accrued in accordance with the minimum funding requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and, in addition, make voluntary contributions from time to time. We contributed $7.5 million to the pension plan in each of the years ended December 31, 2019 and 2018, and $5.0 million to the pension plan in the year ended December 31, 2017.

We expect to make contributions of $0.2 million to our SERP in 2020 to cover benefit payments. We also expect to make contributions of $7.5 million to our pension plan during 2020.

Funding for the qualified Defined Benefit Pension Plan is based upon actuarially determined contributions that consider the amount deductible for income tax purposes and the minimum contribution required under ERISA, as amended by the Pension Protection Act of 2006, as well as targeted funding levels necessary to meet certain thresholds.

From an ERISA funding perspective, DP&L’s funded target liability percentage was estimated to be 100%. In addition, DP&L must also contribute the normal service cost earned by active participants during the plan year. The funding of normal cost is expected to be approximately $5.3 million in 2020, which includes $2.0 million for plan expenses. Each year thereafter, if the plan’s underfunding increases to more than the present value of the remaining annual installments, the excess is separately amortized over seven years. DP&L’s funding policy for the pension plans is to contribute annually no less than the minimum required by applicable law, and no more than the maximum amount that can be deducted for federal income tax purposes.

Benefit payments, which reflect future service, are expected to be paid as follows:

Estimated future benefit payments
$ in millions due within the following years:	Pension
2020	$26.6
2021	$26.3
2022	$26.0
2023	$25.8
2024	$25.4
2025 - 2029	$122.0